UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 29, 2016
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2016-LC24
(Central Index Key Number 0001682860)
(Exact name of issuing entity)

Ladder Capital Finance LLC
(Central Index Key Number 0001541468)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)

National Cooperative Bank, N.A.
(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)
(Exact name of registrant as specified in its charter)

North Carolina	333-206677-08	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 29, 2016, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of September 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2016-LC24, Commercial Mortgage Pass-Through Certificates, Series 2016-LC24.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Central Park Retail” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Central Park Retail Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.6.

On and after the related Servicing Shift Securitization Date, the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “1140 Avenue of the Americas” will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the 1140 Avenue of the Americas Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement). In addition, the 1140 Avenue of the Americas Mortgage Loan will be serviced and administered under the 1140 Avenue of the Americas Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.7.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “The Shops at Crystals” will be serviced and administered pursuant to a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of July 20, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and trustee (the “The Shops at Crystals 2016-CSTL Trust and Servicing Agreement”), and The Shops at Crystals Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.8.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Pinnacle II” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and which is dated as of August 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee (the “WFCM 2016-BNK1 Pooling and Servicing Agreement”), and the Pinnacle II Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.9.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “One & Two Corporate Plaza” will be serviced and administered in accordance with the Pooling and Servicing

Agreement and the One & Two Corporate Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.10.

On and after the related Servicing Shift Securitization Date, the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Aspen at Norman Student Housing” will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the Aspen at Norman Student Housing Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement). In addition, the Aspen at Norman Student Housing Mortgage Loan will be serviced and administered under the Aspen at Norman Student Housing Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.11.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Equity Inns Portfolio” will be serviced and administered pursuant to a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.4 and which is dated as of November 1, 2015, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee (the “COMM 2015-LC23 Pooling and Servicing Agreement”), and the Equity Inns Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.12.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Hilton Garden Inn Athens Downtown” will be serviced and administered pursuant to a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.5 and which is dated as of August 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer (the “CGCMT 2016-C2 Pooling and Servicing Agreement”), and the Hilton Garden Inn Athens Downtown Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.13.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $918,608,000, were sold to Wells Fargo Securities, LLC (“WFS”), Deutsche Bank Securities Inc. (“DBSI”) and Academy Securities, Inc. (“Academy” and, together in such capacity with WFS and DBSI, the “Underwriters”), pursuant to the underwriting agreement, dated as of September 14, 2016 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Wells Fargo Bank, National Association (“WFB”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On September 29, 2016, the Registrant also sold the Class X-D, Class X-EF, Class X-G, Class X-H, Class X-I, Class D, Class E, Class F, Class G, Class H, Class I, Class V and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $126,750,263, to WFS, DBSI and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of September 14, 2016, between the Registrant, the Initial

Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2016-LC24 (the “Issuing Entity”), a common law trust fund formed on September 29, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 91 commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of September 14, 2016, between the Registrant, LCF, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, (ii) WFB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of September 14, 2016, between the Registrant and WFB, (iii) Rialto Mortgage Finance, LLC (“RMF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of September 14, 2016, between the Registrant and RMF, and (iv) National Cooperative Bank, N.A. (“NCB”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of September 14, 2016, between the registrant and NCB.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated September 15, 2016 and as filed with the Securities and Exchange Commission on September 29, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of September 15, 2016.

On September 29, 2016, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $918,608,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $8,791,171, were approximately $1,031,397,007. Of the expenses paid by the Registrant, approximately $29,800 were paid directly to affiliates of the Registrant, $3,404,197 in the form of fees were paid to the Underwriters, $522,714 were paid to or for the Underwriters and $4,834,461 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206677) was originally declared effective on November 23, 2015.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of September 14, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Academy Securities, Inc, as underwriters, and Wells Fargo Bank, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of September 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Trust and Servicing Agreement, dated as of July 20, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and trustee.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of August 1, 2016, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of November 1, 2015, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.5	Pooling and Servicing Agreement, dated as of August 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.6	Agreement Between Note Holders, dated as of September 29, 2016, between the holders of the Central Park Retail Pari Passu Companion Loan and the holder of the Central Park Retail Mortgage Loan, relating to the relative rights of such holders of the Central Park Retail Whole Loan.

Exhibit 4.7	Co-Lender Agreement, dated as of September 29, 2016, between the holders of the 1140 Avenue of the Americas Pari Passu Companion Loans and the holder of the 1140 Avenue of the Americas Mortgage Loan, relating to the relative rights of such holders of the 1140 Avenue of the Americas Retail Whole Loan.

Exhibit 4.8	Co-Lender Agreement, dated as of July 20, 2016, between the holders of The Shops at Crystals Pari Passu Companion Loans, the holders of The Shops at Crystals Subordinate Companion Loans and the holder of The Shops at Crystals Mortgage Loan, relating to the relative rights of such holders of The Shops at Crystals Whole Loan.

Exhibit 4.9	Agreement Between Note Holders, dated as of July 28, 2016, between the holders of the Pinnacle II Pari Passu Companion Loans and the holder of the Pinnacle II Mortgage Loan, relating to the relative rights of such holders of the Pinnacle II Whole Loan.

Exhibit 4.10	Co-Lender Agreement, dated as of September 16, 2016, between the holders of the One & Two Corporate Plaza Pari Passu Companion Loan and the holder of the One & Two Corporate Plaza Mortgage Loan, relating to the relative rights of such holders of the One & Two Corporate Plaza Whole Loan.

Exhibit 4.11	Co-Lender Agreement, dated as of September 29, 2016, between the holders of the Aspen at Norman Pari Passu Companion Loan and the holder of the Aspen at Norman Mortgage Loan, relating to the relative rights of such holders of the Aspen at Norman Whole Loan.

Exhibit 4.12	Amended and Restated Co-Lender Agreement, dated as of January 8, 2016, between the holders of the Equity Inns Portfolio Pari Passu Companion Loans and the holder of the Equity Inns Portfolio Mortgage Loan, relating to the relative rights of such holders of the Equity Inns Portfolio Whole Loan.

Exhibit 4.13	Co-Lender Agreement, dated as of August 11, 2016, between the holders of the Hilton Garden Inn Athens Downtown Pari Passu Companion Loan and the holder of the Hilton Garden Inn Athens Downtown Mortgage Loan, relating to the relative rights of such holders of the Hilton Garden Inn Athens Downtown Whole Loan.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 29, 2016.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 29, 2016 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 15, 2016.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of September 14, 2016, between Ladder Capital Finance, LLC, as seller,, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of September 14, 2016, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of September 14, 2016, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of September 14, 2016, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 29, 2016	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of September 14, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Academy Securities, Inc, as underwriters, and Wells Fargo Bank, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated as of September 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of July 20, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and trustee.	(E)
4.3	Pooling and Servicing Agreement, dated as of August 1, 2016, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.4	Pooling and Servicing Agreement, dated as of November 1, 2015, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.5	Pooling and Servicing Agreement, dated as of August 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.6	Agreement Between Note Holders, dated as of September 29, 2016, between the holders of the Central Park Retail Pari Passu Companion Loan and the holder of the Central Park Retail Mortgage Loan, relating to the relative rights of such holders of the Central Park Retail Whole Loan.	(E)
4.7	Co-Lender Agreement, dated as of September 29, 2016, between the holders of the 1140 Avenue of the Americas Pari Passu Companion Loans and the holder of the 1140 Avenue of the Americas Mortgage Loan, relating to the relative rights of such holders of the 1140 Avenue of the Americas Retail Whole Loan.	(E)
4.8	Co-Lender Agreement, dated as of July 20, 2016, between the holders of The Shops at Crystals Pari Passu Companion Loans, the holders of The Shops at Crystals Subordinate Companion Loans and the holder of The Shops at Crystals Mortgage Loan, relating to the relative rights of such holders of The Shops at Crystals Whole Loan.	(E)
4.9	Agreement Between Note Holders, dated as of July 28, 2016, between the holders of the Pinnacle II	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Pari Passu Companion Loans and the holder of the Pinnacle II Mortgage Loan, relating to the relative rights of such holders of the Pinnacle II Whole Loan.
4.10	Co-Lender Agreement, dated as of September 16, 2016, between the holders of the One & Two Corporate Plaza Pari Passu Companion Loan and the holder of the One & Two Corporate Plaza Mortgage Loan, relating to the relative rights of such holders of the One & Two Corporate Plaza Whole Loan.	(E)
4.11	Co-Lender Agreement, dated as of September 29, 2016, between the holders of the Aspen at Norman Pari Passu Companion Loan and the holder of the Aspen at Norman Mortgage Loan, relating to the relative rights of such holders of the Aspen at Norman Whole Loan.	(E)
4.12	Amended and Restated Co-Lender Agreement, dated as of January 8, 2016, between the holders of the Equity Inns Portfolio Pari Passu Companion Loans and the holder of the Equity Inns Portfolio Mortgage Loan, relating to the relative rights of such holders of the Equity Inns Portfolio Whole Loan.	(E)
4.13	Co-Lender Agreement, dated as of August 11, 2016, between the holders of the Hilton Garden Inn Athens Downtown Pari Passu Companion Loan and the holder of the Hilton Garden Inn Athens Downtown Mortgage Loan, relating to the relative rights of such holders of the Hilton Garden Inn Athens Downtown Whole Loan.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 29, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 29, 2016 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 15, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of September 14, 2016, between Ladder Capital Finance, LLC, as seller,, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of September 14, 2016, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of September 14, 2016, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of September 14, 2016, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)